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Exhibit 10.19

PROMISSORY NOTE

Amount $30,000.00	August 23, 2001

    For value received, the undersigned, GeoPetro Resources Company ("Payor"), hereby promises to pay on demand to Stuart J. Doshi ("Holder") the principal sum of Thirty Thousand Dollars ($30,000.00) with interest from August 23, 2001 at a rate of eight percent (8%) per annum, payable upon repayment of the loan.

Signed by: GeoPetro Resources Company
J. Chris Steinhauser Chief Financial Officer

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  Exhibit 10.19
PROMISSORY NOTE